Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2015	12/31/2014	% Chg	12/31/2015	12/31/2014	% Chg

Operating Revenues
Service	$37,635	$29,315	28.4%	$131,677	$118,437	11.2%
Equipment	4,484	5,124	-12.5%	15,124	14,010	8.0%
Total Operating Revenues	42,119	34,439	22.3%	146,801	132,447	10.8%

Operating Expenses
Cost of services and sales
Equipment	5,868	6,443	-8.9%	19,268	18,946	1.7%
Broadcast, programming and operations	5,645	1,056	-	11,996	4,075	-
Other cost of services (exclusive of depreciation and amortization shown separately below)	8,178	10,957	-25.4%	35,782	37,124	-3.6%
Selling, general and administrative	8,419	14,765	-43.0%	32,954	39,697	-17.0%
Abandonment of network assets	-	2,120	-	-	2,120	-
Depreciation and amortization	6,477	4,567	41.8%	22,016	18,273	20.5%
Total Operating Expenses	34,587	39,908	-13.3%	122,016	120,235	1.5%
Operating Income (Loss)	7,532	(5,469)	-	24,785	12,212	-
Interest Expense	1,143	856	33.5%	4,120	3,613	14.0%
Equity in Net Income (Loss) of Affiliates	31	(13)	-	79	175	-54.9%
Other Income (Expense) - Net	(113)	125	-	(52)	1,581	-
Income (Loss) Before Income Taxes	6,307	(6,213)	-	20,692	10,355	99.8%
Income Tax Expense (Benefit)	2,221	(2,295)	-	7,005	3,619	93.6%
Net Income (Loss)	4,086	(3,918)	-	13,687	6,736	-
Less: Net Income Attributable to Noncontrolling Interest	(80)	(81)	1.2%	(342)	(294)	-16.3%
Net Income (Loss) Attributable to AT&T	$4,006	$(3,999)	-	$13,345	$6,442	-

Basic Earnings Per Share Attributable to AT&T	$0.65	$(0.77)	-	$2.37	$1.24	91.1%
Weighted Average Common Shares Outstanding (000,000)	6,165	5,198	18.6%	5,628	5,205	8.1%

Diluted Earnings Per Share Attributable to AT&T	$0.65	$(0.77)	-	$2.37	$1.24	91.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,187	5,214	18.7%	5,646	5,221	8.1%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended
	12/31/2015	12/31/2014	% Chg	12/31/2015	12/31/2014	% Chg
Business Solutions
Segment Operating Revenues
Wireless service	$7,684	$7,589	1.3%	$30,687	$30,182	1.7%
Fixed strategic services	2,827	2,563	10.3%	10,910	9,666	12.9%
Legacy voice and data services	4,276	4,802	-11.0%	18,019	19,857	-9.3%
Other service and equipment	973	1,026	-5.2%	3,558	3,860	-7.8%
Wireless equipment	2,454	2,749	-10.7%	7,953	7,041	13.0%
Total Segment Operating Revenues	18,214	18,729	-2.7%	71,127	70,606	0.7%

Segment Operating Expenses
Operations and support expenses	11,980	12,990	-7.8%	44,946	45,826	-1.9%
Depreciation and amortization	2,513	2,346	7.1%	9,789	9,355	4.6%
Total Segment Operating Expenses	14,493	15,336	-5.5%	54,735	55,181	-0.8%
Segment Operating Income	3,721	3,393	9.7%	16,392	15,425	6.3%
Equity in Net Income of Affiliates	-	-	-	-	-	-
Segment Contribution	$3,721	$3,393	9.7%	$16,392	$15,425	6.3%

Segment Operating Income Margin	20.4%	18.1%		23.0%	21.8%

Entertainment Group
Segment Operating Revenues
Video entertainment	$9,247	$1,810	-	$20,271	$6,826	-
High-speed Internet	1,740	1,482	17.4%	6,601	5,522	19.5%
Legacy voice and data services	1,367	1,695	-19.4%	5,914	7,592	-22.1%
Other service and equipment	640	606	5.6%	2,508	2,293	9.4%
Total Segment Operating Revenues	12,994	5,593	-	35,294	22,233	58.7%

Segment Operating Expenses
Operations and support expenses	10,123	4,810	-	28,345	18,992	49.2%
Depreciation and amortization	1,426	1,077	32.4%	4,945	4,473	10.6%
Total Segment Operating Expenses	11,549	5,887	96.2%	33,290	23,465	41.9%
Segment Operating Income (Loss)	1,445	(294)	-	2,004	(1,232)	-
Equity in Net Income (Loss) of Affiliates	12	(2)	-	(4)	(2)	-
Segment Contribution	$1,457	$(296)	-	$2,000	$(1,234)	-

Segment Operating Income Margin	11.1%	-5.3%		5.7%	-5.5%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended
	12/31/2015	12/31/2014	% Chg	12/31/2015	12/31/2014	% Chg
Consumer Mobility
Segment Operating Revenues
Postpaid wireless service	$5,247	$5,792	-9.4%	$22,030	$24,282	-9.3%
Prepaid wireless service	1,251	1,099	13.8%	4,662	4,205	10.9%
Other service revenue	633	595	6.4%	2,458	2,363	4.0%
Equipment	1,618	2,036	-20.5%	5,916	5,919	-0.1%
Total Segment Operating Revenues	8,749	9,522	-8.1%	35,066	36,769	-4.6%

Segment Operating Expenses
Operations and support expenses	5,669	6,718	-15.6%	21,477	23,891	-10.1%
Depreciation and amortization	939	981	-4.3%	3,851	3,827	0.6%
Total Segment Operating Expenses	6,608	7,699	-14.2%	25,328	27,718	-8.6%
Segment Operating Income	2,141	1,823	17.4%	9,738	9,051	7.6%
Equity in Net Income (Loss) of Affiliates	-	-	-	-	(1)	-
Segment Contribution	$2,141	$1,823	17.4%	$9,738	$9,050	7.6%

Segment Operating Income Margin	24.5%	19.1%		27.8%	24.6%

International
Segment Operating Revenues
Video entertainment	$1,206	$-	-	$2,151	$-	-
Wireless service	494	-	-	1,647	-	-
Wireless equipment	149	-	-	304	-	-
Total Segment Operating Revenues	1,849	-	-	4,102	-	-

Segment Operating Expenses
Operations and support expenses	1,799	-	-	3,930	-	-
Depreciation and amortization	309	-	-	655	-	-
Total Segment Operating Expenses	2,108	-	-	4,585	-	-
Segment Operating Income (Loss)	(259)	-	-	(483)	-	-
Equity in Net Income (Loss) of Affiliates	(1)	-	-	(5)	153	-
Segment Contribution	$(260)	$-	-	$(488)	$153	-

Segment Operating Income Margin	-14.0%			-11.8%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
Unaudited	December 31,
	2015	2014

Assets
Current Assets
Cash and cash equivalents	$5,121	$8,603
Accounts receivable - net of allowances for doubtful accounts of $704 and $454	16,532	14,527
Prepaid expenses	1,072	831
Other current assets	13,267	9,645
Total current assets	35,992	33,606
Property, Plant and Equipment - Net	124,450	112,898
Goodwill	104,568	69,692
Licenses	93,093	60,824
Customer Lists and Relationships - Net	18,208	812
Other Intangible Assets - Net	9,409	5,327
Investments in Equity Affiliates	1,606	250
Other Assets	14,485	13,425
Total Assets	$401,811	$296,834

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,636	$6,056
Accounts payable and accrued liabilities	30,372	23,592
Advanced billing and customer deposits	4,682	4,105
Accrued taxes	2,176	1,091
Dividends payable	2,950	2,438
Total current liabilities	47,816	37,282
Long-Term Debt	118,515	75,778
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	55,319	38,436
Postemployment benefit obligation	34,262	37,079
Other noncurrent liabilities	22,259	17,989
Total deferred credits and other noncurrent liabilities	111,840	93,504
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,763	91,108
Retained earnings	33,671	31,081
Treasury stock	(12,592)	(47,029)
Accumulated other comprehensive income	5,334	8,061
Noncontrolling interest	969	554
Total stockholders' equity	123,640	90,270
Total Liabilities and Stockholders' Equity	$401,811	$296,834

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
(Unaudited)
	Twelve months ended December 31,
	2015	2014

Operating Activities
Net income	$13,687	$6,736
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	22,016	18,273
Undistributed earnings from investments in equity affiliates	(49)	(27)
Provision for uncollectible accounts	1,416	1,032
Deferred income tax expense	4,117	1,948
Net loss (gain) from sale of investments, net of impairments	91	(1,461)
Actuarial (gain) loss on pension and postretirement benefits	(2,152)	7,869
Abandonment of network assets	-	2,120
Changes in operating assets and liabilities:
Accounts receivable	(535)	(2,651)
Other current assets	(1,789)	(974)
Accounts payable and accrued liabilities	1,291	2,412
Retirement benefit funding	(735)	(560)
Other - net	(1,478)	(3,379)
Total adjustments	22,193	24,602
Net Cash Provided by Operating Activities	35,880	31,338

Investing Activities
Construction and capital expenditures:
Capital expenditures	(19,218)	(21,199)
Interest during construction	(797)	(234)
Acquisitions, net of cash acquired	(30,759)	(3,141)
Dispositions	83	8,123
Sales (purchases) of securities, net	1,545	(1,890)
Return of advances to and investments in equity affiliates	1	4
Other	1	-
Net Cash Used in Investing Activities	(49,144)	(18,337)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1)	(16)
Issuance of long-term debt	33,969	15,926
Repayment of long-term debt	(10,042)	(10,400)
Issuance of other long-term financing obligations	-	107
Purchase of treasury stock	(269)	(1,617)
Issuance of treasury stock	143	39
Dividends paid	(10,200)	(9,552)
Other	(3,818)	(2,224)
Net Cash Provided by (Used in) Financing Activities	9,782	(7,737)
Net (decrease) increase in cash and cash equivalents	(3,482)	5,264
Cash and cash equivalents beginning of year	8,603	3,339
Cash and Cash Equivalents End of Year	$5,121	$8,603

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended				Twelve Months Ended
	12/31/2015	12/31/2014	% Chg		12/31/2015	12/31/2014	% Chg
Business Solutions Wireless Subscribers					73,659	65,114		13.1%
Postpaid					48,290	45,160		6.9%
Reseller					85	11		-
Connected Devices[1]					25,284	19,943		26.8%

Business Solutions Wireless Net Adds	1,563	1,863		-16.1%	6,531	5,509		18.6%
Postpaid	353	566		-37.6%	1,203	2,064		-41.7%
Reseller	(1)	2		-	13	6		-
Connected Devices[1]	1,211	1,295		-6.5%	5,315	3,439		54.6%

Business Wireless Postpaid Churn	1.10%	1.08%	2	BP	0.99%	0.90%	9	BP

Consumer Mobility Subscribers					54,981	55,440		-0.8%
Postpaid					28,814	30,610		-5.9%
Prepaid[1]					11,548	9,965		15.9%
Reseller					13,690	13,844		-1.1%
Connected Devices[1]					929	1,021		-9.0%

Consumer Mobility Net Adds	671	42		-	1,528	99		-
Postpaid	174	288		-39.6%	463	1,226		-62.2%
Prepaid[1]	469	(67)		-	1,364	(311)		-
Reseller	50	(65)		-	(168)	(351)		52.1%
Connected Devices[1]	(22)	(114)		80.7%	(131)	(465)		71.8%

Consumer Mobility Postpaid Churn	1.31%	1.43%	-12	BP	1.25%	1.22%	3	BP
Total Consumer Mobility Churn	1.97%	2.21%	-24	BP	1.94%	2.06%	-12	BP

Entertainment Group					52,182	34,366		51.8%
Video Connections					25,398	5,920		-
Satellite					19,784	-		-
U-verse					5,614	5,920		-5.2%

Video Net Adds	(26)	72		-	(66)	663		-
Satellite	214	-		-	240	-		-
U-verse	(240)	72		-	(306)	663		-

Broadband Connections					14,286	14,444		-1.1%
IP					12,356	11,383		8.5%
DSL					1,930	3,061		-36.9%

Broadband Net Adds	(37)	(21)		-76.2%	(157)	131		-
IP	171	372		-54.0%	973	1,899		-48.8%
DSL	(208)	(393)		47.1%	(1,130)	(1,768)		36.1%

Total Wireline Voice Connections					12,498	14,002		-10.7%

AT&T International
Wireless Subscribers and Connections
Subscribers					8,684	-		-
Net Adds	593	-		-	(96)	-		-
Total Churn	5.67%	-		-	6.38%	-		-

Video Subscribers and Connections
Latin America Video Subscribers	(34)	-		-	12,510	-		-
Pan Americana	60	-		-	7,066	-		-
Brazil	(94)	-		-	5,444	-		-

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended				Twelve Months Ended
	12/31/2015	12/31/2014	% Chg		12/31/2015	12/31/2014	% Chg
AT&T Total Susbscribers and Connections
AT&T Mobility Subscribers					128,640	120,554		6.7%
Postpaid[1]					77,105	75,770		1.8%
Prepaid[1]					11,548	9,965		15.9%
Reseller					13,774	13,855		-0.6%
Connected Devices[1]					26,213	20,964		25.0%

AT&T Mobility Net Adds	2,234	1,905		17.3%	8,059	5,608		43.7%
Postpaid[1]	526	854		-38.4%	1,666	3,290		-49.4%
Prepaid[1]	469	(67)		-	1,364	(311)		-
Reseller	50	(65)		-	(155)	(346)		55.2%
Connected Devices[1]	1,189	1,183		0.5%	5,184	2,975		74.3%
M&A Activity, Partitioned Customers and Other Adjs.	-	(1)		-	27	4,570		-

AT&T Mobility Churn
Postpaid Churn	1.18%	1.22%	-4	BP	1.09%	1.04%	5	BP
Total Churn	1.50%	1.59%	-9	BP	1.39%	1.45%	-6	BP

Other
Domestic Licensed POPs (000,000)					321	321		-

Total Video Subscribers					37,934	5,943		-
Domestic					25,424	5,943		-
Pan Americana					7,066	-		-
Brazil					5,444	-		-

Total Video Net Adds	(60)	(124)		51.6%	(210)	483		-
Domestic	(26)	(124)		79.0%	(63)	483		-
Pan Americana	60	-		-	76	-		-
Brazil	(94)	-		-	(223)	-		-

Total Broadband Connections					15,778	16,028		-1.6%
IP					13,268	12,205		8.7%
DSL					2,510	3,823		-34.3%

Broadband Net Adds	(54)	(458)		88.2%	(250)	(397)		37.0%
IP	192	107		79.4%	1,063	1,830		-41.9%
DSL	(246)	(565)		56.5%	(1,313)	(2,227)		41.0%

Total Wireline Voice Connections					22,123	24,778		-10.7%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$5,862	$4,370		34.1%	$19,218	$21,199		-9.3%
Interest during construction	$231	$56		-	$797	$234		-
Dividends Declared per Share	$0.48	$0.47		2.1%	$1.89	$1.85		2.2%
End of Period Common Shares Outstanding (000,000)					6,145	5,187		18.5%
Debt Ratio[1,2]					50.5%	47.5%	300	BP
Total Employees					281,450	243,620		15.5%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 4Q15, total switched access lines were 16,670.
Business Solutions and Consumer Mobility may not total to AT&T Mobility due to Rounding.

Financial Data

AT&T Inc.
Supplemental AT&T Mobility Results
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended
	12/31/2015	12/31/2014	% Chg	12/31/2015	12/31/2014	% Chg
AT&T Mobility
Operating Revenues
Service	$14,815	$15,074	-1.7%	$59,837	$61,032	-2.0%
Equipment	4,071	4,785	-14.9%	13,868	12,960	7.0%
Total Segment Operating Revenues	18,886	19,859	-4.9%	73,705	73,992	-0.4%

Operating Expenses
Operations and support expenses	12,479	14,327	-12.9%	45,789	48,348	-5.3%
Depreciation and amortization	2,031	1,959	3.7%	8,113	7,744	4.8%
Total Operating Expenses	14,510	16,286	-10.9%	53,902	56,092	-3.9%
Operating Income	4,376	3,573	22.5%	19,803	17,900	10.6%
Equity in Net Income (Loss) of Affiliates	-	-	-	-	(1)	-
Income	$4,376	$3,573	22.5%	$19,803	$17,899	10.6%

Operating Income Margin	23.2%	18.0%		26.9%	24.2%

Financial Data

AT&T Inc.
Segment Supplemental - QTD
Dollars in millions
Unaudited

For the three months ended December 31, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income of Affiliates	Segment Contribution
Business Solutions	$18,214	$11,980	$6,234	$2,513	$3,721	$-	$3,721
Entertainment Group	12,994	10,123	2,871	1,426	1,445	12	1,457
Consumer Mobility	8,749	5,669	3,080	939	2,141	-	2,141
International	1,849	1,799	50	309	(259)	(1)	(260)
Segment Total	$41,806	$29,571	$12,235	$5,187	$7,048	$11	$7,059
Corporate and Other	313	272	41	17	24
Acquisition-related items	-	383	(383)	1,273	(1,656)
Certain Significant items	-	(2,116)	2,116	-	2,116
AT&T Inc.	$42,119	$28,110	$14,009	$6,477	$7,532

For the three months ended December 31, 2014
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income of Affiliates	Segment Contribution
Business Solutions	$18,729	$12,990	$5,739	$2,346	$3,393	$-	$3,393
Entertainment Group	5,593	4,810	783	1,077	(294)	(2)	(296)
Consumer Mobility	9,522	6,718	2,804	981	1,823	-	1,823
International	-	-	-	-	-	-	-
Segment Total	$33,844	$24,518	$9,326	$4,404	$4,922	$(2)	$4,920
Corporate and Other	595	444	151	28	123
Acquisition-related items	-	382	(382)	109	(491)
Certain Significant items	-	9,997	(9,997)	26	(10,023)
AT&T Inc.	$34,439	$35,341	$(902)	$4,567	$(5,469)

Financial Data

AT&T Inc.
Segment Supplemental - YTD
Dollars in millions
Unaudited

For the year ended December 31, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income of Affiliates	Segment Contribution
Business Solutions	$71,127	$44,946	$26,181	$9,789	$16,392	$-	$16,392
Entertainment Group	35,294	28,345	6,949	4,945	2,004	(4)	2,000
Consumer Mobility	35,066	21,477	13,589	3,851	9,738	-	9,738
International	4,102	3,930	172	655	(483)	(5)	(488)
Segment Total	$145,589	$98,698	$46,891	$19,240	$27,651	$(9)	$27,642
Corporate and Other	1,297	1,057	240	64	176
Acquisition-related items	(85)	1,987	(2,072)	2,712	(4,784)
Certain Significant items	-	(1,742)	1,742	-	1,742
AT&T Inc.	$146,801	$100,000	$46,801	$22,016	$24,785

For the year ended December 31, 2014
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income of Affiliates	Segment Contribution
Business Solutions	$70,606	$45,826	$24,780	$9,355	$15,425	$-	$15,425
Entertainment Group	22,233	18,992	3,241	4,473	(1,232)	(2)	(1,234)
Consumer Mobility	36,769	23,891	12,878	3,827	9,051	(1)	9,050
International	-	-	-	-	-	153	153
Segment Total	$129,608	$88,709	$40,899	$17,655	$23,244	$150	$23,394
Corporate and Other	2,839	2,471	368	105	263
Acquisition-related items	-	785	(785)	487	(1,272)
Certain Significant items	-	9,997	(9,997)	26	(10,023)
AT&T Inc.	$132,447	$101,962	$30,485	$18,273	$12,212

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Revenues and Adjusted Consolidated EBITDA[1]
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Reported Operating Revenues	$34,439	$42,119	$132,447	$146,801
Adjustments:
DIRECTV deferred revenue[5]	-	-	-	85
Adjusted Operating Revenues	$34,439	$42,119	$132,447	$146,886

Reported Operating Income	$(5,469)	$7,532	$12,212	$24,785
Plus: Depreciation and Amortization	4,567	6,477	18,273	22,016
EBITDA[2]	$(902)	$14,009	$30,485	$46,801
Adjustments:
Actuarial (gain)/loss on benefit plans	7,869	(2,152)	7,869	(2,152)
Wireless merger integration costs[3]	299	79	648	645
Leap network decommissioning	-	55	-	669
DIRECTV/Mexico merger integration items[4]	89	249	131	757
Employee separation costs	-	36	-	375
Abandonment of network assets	2,120	-	2,120	-
Other	8	-	8	35
Adjusted EBITDA	$9,483	$12,276	$41,261	$47,130

Adjusted EBITDA Margin*	27.5%	29.1%	31.2%	32.1%
[1] 2014 Adjusted Consolidated EBITDA has been restated to reflect the change in accounting for customer set-up and installation costs.
[2] EBITDA is defined as operating income before depreciation and amortization.
[3] Adjustments include Operations and Support expenses for domestic wireless integration costs.
[4] Adjustments include DIRECTV merger integration items and Operations and Support expenses for international wireless integration costs.
[5] Adjustment includes DIRECTV deferred revenue not recognized due to purchase accounting fair value adjustment.

Adjusted Operating Revenues and Adjusted EBITDA are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Adjusted EBITDA also excludes net actuarial gains or losses associated with our pension and postemployment benefit plans. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues and Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted EBITDA, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Revenues, Adjusted Operating Income and Margin[1]
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Reported Operating Revenues	$34,439	$42,119	$132,447	$146,801
Adjustments:
DIRECTV deferred revenue[4]	-	-	-	85
Adjusted Operating Revenues (Loss)	$34,439	$42,119	$132,447	$146,886

Reported Operating Income	$(5,469)	$7,532	$12,212	$24,785
Adjustments:
Actuarial (gain)/loss on benefit plans	7,869	(2,152)	7,869	(2,152)
Amortization of intangible assets	38	1,273	135	2,557
Wireless merger integration costs[2]	299	79	648	645
Leap network decommissioning	-	55	-	669
DIRECTV/Mexico merger integration items[3]	89	249	131	757
Employee separation costs	-	36	-	375
Abandonment of network assets	2,120	-	2,120	-
Other	34	-	34	35
Adjusted Operating Income	$4,980	$7,072	$23,149	$27,671

Adjusted Operating Income Margin*	14.5%	16.8%	17.5%	18.8%
[1] 2014 Adjusted Operating Income and Margin have been restated to reflect the change in accounting for customer set-up and installation costs.
[2] Adjustments include Operations and Support expenses for domestic wireless integration costs.
[3] Adjustments include DIRECTV merger integration items and Operations and Support expenses for international wireless integration costs.
[4] Adjustments include DIRECTV deferred revenue not recognized due to purchase accounting fair value adjustment.

Adjusted Operating Revenue and Adjusted Operating Income and Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs.  Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Margin exclude all actuarial gains or losses ($2.2 billion gain in 2015) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, Adjusted Operating Income and Margin reflect an expected return on plan assets of $3.7 billion (based on an average expected return on plan assets of 7.75% for our pension trust and 5.75% for our VEBA trusts), rather than the actual return on plan assets of $3.1 billion (actual pension return of 1.1% and VEBA return of 0.9%), as included in the GAAP measure of income.

Adjusted Operating Revenue and Adjusted Operating Income and Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income and Margin, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted Operating Income Margin is calculated by dividing Adjusted Operating Income by Adjusted Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Capital Investment
Dollars in millions
Unaudited
		Three Months		Twelve Months
		Ended		Ended
		December 31,		December 31,
		2015		2015

Reported construction and capital expenditures		$6,093		$20,015
Add: Vendor financing for capital investments in Mexico		684		684
Capital Investment		$6,777		$20,699

Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015

Net cash provided by operating activities	$5,745	$9,185	$31,338	$35,880
Less: Construction and capital expenditures	(4,426)	(6,093)	(21,433)	(20,015)
Free Cash Flow	$1,319	$3,092	$9,905	$15,865

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015

Net cash provided by operating activities	$5,745	$9,185	$31,338	$35,880
Less: Construction and capital expenditures	(4,426)	(6,093)	(21,433)	(20,015)
Free Cash Flow	1,319	3,092	9,905	15,865

Less: Dividends paid	(2,382)	(2,889)	(9,552)	(10,200)

Free Cash Flow after Dividends	$(1,063)	$203	$353	$5,665

Free Cash Flow Dividend Payout Ratio			96%	64%
Capital Investment is a non-GAAP financial measure calculated by including accrued long-term financing arrangements for capital improvements of the wireless network in Mexico. These favorable payment terms are considered vendor financing arrangements and are reported as repayments of debt instead of capital expenditures. Management believes that Capital Investment provides relevant and useful information to investors and other users of our financial data in evaluating the investment in our business.

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures.  Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends.  Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of the cash generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Pro Forma Annualized Net-Debt-to-Adjusted-EBITDA Ratio[1]
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	YTD 2015

Pro Forma Net Income	$3,580	$2,645	$2,985	$4,006	$13,216
Add Back:
Taxes	1,577	2,193	1,653	2,221	7,644
Interest Expense, Equity In Net Income of Affiliates and Other Income (Expense) - net, and Noncontrolling Interest	1,231	1,252	1,325	1,305	5,113
Depreciation and amortization	6,245	5,762	6,678	6,477	25,162
Pro Forma Consolidated EBITDA	12,633	11,852	12,641	14,009	51,135
Add Back:
Actuarial gain on benefit plans	-	-	-	(2,152)	(2,152)
Wireless merger integration costs[2]	209	215	142	79	645
Leap network decommissioning	-	364	250	55	669
DIRECTV/Mexico merger integration items[3]	89	116	303	249	757
Pension termination charges	150	-	-	-	150
Other	-	-	35	-	35
Impairment of Venezuela subsidiary (Pro Forma)[4]	-	1,060	-	-	1,060
Integration expenses (Pro Forma)[5]	(72)	(90)	(20)	-	(182)
Pro Forma Adjusted Consolidated EBITDA	13,009	13,517	13,351	12,240	52,117
Pro Forma Annualized Adjusted Consolidated EBITDA					$52,117
End-of-period current debt					7,636
End-of-period long-term debt					118,515
Total End-of-Period Debt					126,151
Less Cash and Cash Equivalents					5,121
Less Bank Securities – Certificates of Deposit & Time Deposits					401
Net Debt Balance					$120,629
Pro Forma Annualized Net-Debt-to-Adjusted-EBITDA Ratio					2.31
[1] The pro forma financials reflect the combined results of operations of the combined company based on the historical financial statements of AT&T and DIRECTV, after giving effect to the merger and certain adjustments, and are intended to reflect the impact of the DIRECTV acquisition on AT&T. Adjustments to derive Pro Forma Net Income are consistent with the adjustments described in the "Notes to Unaudited Pro Forma Condensed Combined Financial Statements" included in the Form 8-K/A dated July 24, 2015. Calculations include the historical results for AT&T for the year ended December 31, 2015 and the results from DIRECTV for the period from January 1, 2015 through July 24, 2015, the date of its acquisition by AT&T.

[2] Adjustments include Operations and Support expenses for domestic wireless integration costs.

[3] Adjustments include DIRECTV merger and integration items and Operations and Support expenses for international wireless integration costs. Approximately $166 of DIRECTV merger costs were included in Pro Forma Net Income.

[4] Adjustment includes pre-tax charge related to the remeasurement of the net monetary assets at the SIMADI rate and the associated impairment of the fixed assets of DIRECTV's Venezuelan subsidiary.

[5] Adjustment to eliminate AT&T's merger costs in the pro forma net income as those costs are included in the line "DIRECTV/Mexico merger integration items" above.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data.  Net debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS[1]
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015

Reported Diluted EPS	$(0.77)	$0.65	$1.24	$2.37
Adjustments:
Actuarial (gain)/loss on benefit plans	0.94	(0.22)	0.94	(0.24)
Amortization of intangible assets	0.01	0.14	0.02	0.30
Merger and integration items[2]	0.05	0.04	0.10	0.18
Leap network decommissioning	-	0.01	-	0.08
Employee separation costs	-	-	-	0.04
Abandonment of network assets	0.25	-	0.25	-
Early debt redemption costs	-	-	0.02	-
America Movil - Gain on AMX shares sale	-	-	(0.08)	-
Other[3]	0.08	0.01	0.07	(0.02)
Adjusted Diluted EPS	$0.56	$0.63	$2.56	$2.71
Year-over-year growth - Adjusted		12.5%		5.9%
Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,214	6,187	5,221	5,646
[1] 2014 Adjusted Diluted EPS has been restated to reflect the change in accounting for customer set-up and installation costs.

[2] Adjustments include DIRECTV merger and integration items, domestic and international wireless merger and integration costs,  and interest expense incurred on debt issued in May 2015 to fund the cash consideration of the DIRECTV merger.

[3] Includes the loss on divestiture of Connecticut Wireline Properties and other asset write-off costs.

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses, interest expense and income taxes certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Sum of components may not tie due to rounding.

Financial Data

AT&T Inc.
Non-GAAP Segment Reconciliation
Business Solutions Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15

Segment Operating Revenues
Total Segment Operating Revenues	$18,729	$17,557	$17,664	$17,692	$18,214

Segment Operating Income	3,393	4,142	4,232	4,297	3,721
Segment Operating Income Margin	18.1%	23.6%	24.0%	24.3%	20.4%

Plus: Depreciation and amortization	2,346	2,342	2,460	2,474	2,513
EBITDA[1]	$5,739	$6,484	$6,692	$6,771	$6,234
EBITDA as a % of Revenues	30.6%	36.9%	37.9%	38.3%	34.2%

Entertainment Group Segment EBITDA
	Three Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15

Segment Operating Revenues
Total Segment Operating Revenues	$5,593	$5,660	$5,782	$10,858	$12,994

Segment Operating Income (Loss)	(294)	(264)	(196)	1,019	1,445
Segment Operating Income Margin	-5.3%	-4.7%	-3.4%	9.4%	11.1%

Plus: Depreciation and amortization	1,077	1,065	1,065	1,389	1,426
EBITDA[1]	$783	$801	$869	$2,408	$2,871
EBITDA as a % of Revenues	14.0%	14.2%	15.0%	22.2%	22.1%
[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Segment Reconciliation
Consumer Mobility Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15

Segment Operating Revenues
Total Segment Operating Revenues	$9,522	$8,778	$8,755	$8,784	$8,749

Segment Operating Income	1,823	2,235	2,618	2,743	2,141
Segment Operating Income Margin	19.1%	25.5%	29.9%	31.2%	24.5%

Plus: Depreciation and amortization	981	1,002	934	976	939
EBITDA[1]	$2,804	$3,237	$3,552	$3,719	$3,080
EBITDA as a % of Revenues	29.4%	36.9%	40.6%	42.3%	35.2%

International Segment EBITDA
	Three Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15

Segment Operating Revenues
Total Segment Operating Revenues	$-	$236	$491	$1,526	$1,849

Segment Operating Income (Loss)	-	(10)	(131)	(83)	(259)
Segment Operating Income Margin	-	-4.2%	-26.7%	-5.4%	-14.0%

Plus: Depreciation and amortization	-	28	93	225	309
EBITDA[1]	$-	$18	$(38)	$142	$50
EBITDA as a % of Revenues	-	7.6%	-7.7%	9.3%	2.7%
[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Reconciliation - Supplemental
AT&T Mobility EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15

Operating Revenues
Service Revenues	$15,074	$14,812	$15,115	$15,095	$14,815
Equipment Revenues	4,785	3,374	3,189	3,234	4,071
Total Operating Revenues	$19,859	$18,186	$18,304	$18,329	$18,886

Operating Income	3,573	4,710	5,298	5,418	4,376
Operating Income Margin	18.0%	25.9%	28.9%	29.6%	23.2%

Plus: Depreciation and amortization	1,959	2,005	2,031	2,046	2,031
EBITDA[1]	$5,532	$6,715	$7,329	$7,464	$6,407
YoY Growth					15.8%
EBITDA as a % of Revenues	27.9%	36.9%	40.0%	40.7%	33.9%
EBITDA as a % of Service Revenues	36.7%	45.3%	48.5%	49.4%	43.2%

Mexico EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15

Operating Revenues
Total Operating Revenues	$-	$236	$491	$581	$643

Operating Income (Loss)	-	(10)	(131)	(134)	(258)
Operating Income Margin	-	-4.2%	-26.7%	-23.1%	-40.1%

Plus: Depreciation and amortization	-	28	93	67	89
EBITDA[1]	$-	$18	$(38)	$(67)	$(169)
EBITDA as a % of Revenues	-	7.6%	-7.7%	-11.5%	-26.3%
[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA service margin is calculated as EBITDA divided by service revenues. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.